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                   JOINT PRIVILEGE AGREEMENT

          This Joint Privilege Agreement is entered into by and among the undersigned counsel on behalf of their respective clients.



          WHEREAS, Genicom Corporation ("Genicom") and General Electric

Company ("GE") have entered into a Cooperation Agreement for the purpose of characterizing and assessing certain Environmental Conditions at a manufacturing facility in Waynesboro, Virginia, which Genicom acquired from

GE in 1983 ("the Facility"), and identifying and implementing necessary remedial actions for the Environmental Conditions which may be required by governmental authorities, including the United States Environmental

Protection Agency ("EPA");



          WHEREAS, the undersigned counsel believe that their clients have a mutuality of interest in jointly investigating and considering the facts and law pertaining to the on-going EPA proceeding under the Resource

Conservation and Recovery Act ("RCRA") and any related actions or state or federal proceedings concerning the Environmental Conditions at the facility

(collectively the "on-going RCRA proceeding and related matters");



                                                  EXHIBIT A



          WHEREAS, the undersigned counsel wish to continue to pursue their separate but common interests, and to avoid any suggestion of waiver of the confidentiality of privileged communications and documents;



          WHEREAS, it is the intention and understanding of the undersigned that communications among and between the undersigned and any joint interviews of prospective witnesses or any interviews obtained by any counsel who is a party to this agreement with the knowledge, consent, and on behalf of the other counsel who are parties to the agreement, are confidential and are protected from disclosure to any third party by our clients' attorney-client privilege, our own attorney work-product privilege and other applicable privileges (collectively "privileges");



          WHEREAS, the undersigned have mutually concluded that the

respective interests of our clients will be best served by a common and joint legal effort with respect to the on-going RCRA proceeding and related matters;



          WHEREAS, in order to pursue a joint legal effort effectively, we have also concluded that, from time to time, the mutual interests of our respective clients may be best served by sharing documents, factual material, mental impressions,

memoranda, interview reports, and other information, including the confidences of each client, all of which will hereinafter be referred to as

"joint privilege materials";



          WHEREAS, in the absence of such sharing, these joint privilege materials would be privileged from disclosure to adverse or other parties as a result of one or more of the privileges; and



          WHEREAS, it is the purpose of this agreement to ensure that the exchanges and disclosures of joint privilege materials contemplated herein do not diminish in any way the confidentiality of the joint privilege materials and do not constitute a waiver of any privilege otherwise available;



          NOW THEREFORE, the parties agree as follows:



          Each of the undersigned may obtain and provide joint privilege materials to any, some, or all other signatories to this agreement, and that joint privilege materials so obtained by any of the undersigned counsel shall remain confidential and shall be protected from disclosure to any third party except as provided herein.



          Any joint privilege materials shall be used solely in connection with the on-going RCRA proceeding and related matters.

          Neither we nor our clients will disclose joint privilege

materials, or the contents thereof, to anyone except our respective clients, attorneys within our firms, or our employees or agents, without first obtaining the consent of all counsel who are then parties to this agreement.  It is expressly understood that nothing contained herein shall limit the right of any counsel to disclose any documents or information obtained from that counsel's client or any information that has been independently obtained by such counsel.



          All persons permitted access to joint privilege materials shall be specifically advised that the joint privilege materials are privileged and subject to the terms of this agreement.



          We the undersigned will not disclose any joint privilege

materials received from other parties hereto to any counsel who is not a party to this agreement until such time as the latter has signed a copy of this agreement and such time as counsel providing the joint privilege materials consents to such disclosure in writing.



          If any other person or entity requests or demands, by subpoena or otherwise, any joint privilege materials from any of the undersigned or their clients, that counsel will immediately notify all counsel who are parties to this agreement whose clients or who themselves may have rights in said materials, and each counsel so notified will take all steps necessary to permit the assertion of all applicable rights and privileges with respect to said joint privilege materials and shall cooperate fully with all other undersigned counsel in any judicial proceeding relating to the disclosure of joint privilege materials.



          In the event any of the undersigned counsel determines that his or her client no longer has, or no longer will have, mutuality of interest in a joint legal effort, he or she will promptly notify the other undersigned counsel of his or her withdrawal from this agreement, and will return to the appropriate party all joint privilege materials received pursuant to this agreement (and destroy all copies), and this agreement thereupon will be terminated as to that client; provided, however, that no such termination shall in any event affect or impair the obligations of confidentiality with respect to joint privilege materials previously furnished pursuant to this agreement including, without limitation, the notice obligations set forth in the immediately preceding paragraph.



          This agreement memorializes an earlier oral understanding and agreement between the undersigned pursuant to which joint privilege materials have been exchanged.



          This agreement may be signed in counterparts.




ON BEHALF OF                       ON BEHALF OF
GENICOM CORORATION                 GENERAL ELECTRIC COMPANY


_________________________          _________________________
Jane Whitt Sellers                 Langley R. Shook
McGuire, Woods, Battle &           Sidley & Austin
  Boothe                           1722 Eye Street, N.W.
One James Center                   Washington, D.C. 20006
901 East Cary Street
Richmond, VA 23219-4030